UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 13, 2009
                                                          --------------

                       INFORMATION ARCHITECTS CORPORATION
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


        NORTH CAROLINA              000-22325                    87-0399301
        --------------              ---------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


             1420 NW 23RD AVENUE, FT. LAUDERDALE, FL           33311
             ---------------------------------------         ----------
             (Address of Principal Executive Offices)        (Zip code)


        Registrant's telephone number, including area code (954) 561-7321
                                                           --------------


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 13, 2009 at 8:30 a.m. Steve Adelstein resigned as Chief Executive Officer and Director. On April 13, 2009 William Craig was appointed Acting Chief Executive Officer and Director.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INFORMATION ARCHITECTS CORPORATION
                                 (Registrant)


Date: April 13, 2009             By: /s/ Steven Adelstein
                                     --------------------
                                     Steven Adelstein
                                     Former Chief Executive Officer and Director

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